EXHIBIT 99.1



March  17,  2005

Attn:  Mr.  Graham  Bristow
c/o  Meridian  Pacific  Investments  HK  Ltd.
Hengest  Investments,  Inc.
P.O.  Box  1947,  Noosa  Heads
Queensland  4567,  Australia

Dear  Mr.  Bristow:

Effective immediately, I am resigning as Secretary and Treasurer of Island Residences Club, Inc., a Delaware corporation (the "Registrant").

My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours  Truly,


/s/  Joseph  J.  Joyce
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Joseph  J.  Joyce